Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Surface Oncology, Inc. (the “Company”) for the period ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert W. Ross, M.D., Chief Executive Officer of the Company, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that to his knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2022	/s/ Robert W. Ross, M.D.
Robert W. Ross, M.D. Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.